                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                   9 5/8% SENIOR SUBORDINATED NOTES DUE 2008
                     (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                      OF

                            NUMATICS, INCORPORATED

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Numatics, Incorporated (the "Issuer") made pursuant to the
Prospectus dated        , 1998 (the "Prospectus") if certificates for the
outstanding 9 5/8% Senior Subordinated Notes due 2008 of the Issuer (the "Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Bank Trust National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

             U.S. BANK TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT

By Registered, Certified,           By Hand:             By First Class Mail:
            or


    Overnight Mail or        U.S. Bank Trust N.A.       U.S. Bank Trust N.A.
         Courier:            4th Floor Bond Drop           P.O. Box 64485
                                    Window

                                                      St. Paul, MN 55164-9549
   U.S. Bank Trust N.A.     180 East Fifth Street
Attn: Specialized Finance     St. Paul, MN 55101
         SPFT0414
  180 East Fifth Street
    St. Paul, MN 55101
                                 By facsimile:
                       (For Eligible Institutions Only):

                                 612-244-1537

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Notes Tendered.*
$_________________________________

Certificate No(s). (if available):
__________________________________

Total Principal Amount Represented by Certificate(s):
__________________________________
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                               PLEASE SIGN HERE
 X ___________________________________________     X ________________________
 X ___________________________________________     X ________________________
     Signature(s) of Owner(s) or Authorized
                    Signatory
 Area Code and Telephone Number:

   Must be signed by the holder(s) of Notes as their name(s) appear on certificates for Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)
 Name(s): ___________________________________________________________________
 ____________________________________________________________________________
 ____________________________________________________________________________
 ____________________________________________________________________________
 Capacity: __________________________________________________________________
 ____________________________________________________________________________
 Address(es): _______________________________________________________________
 ____________________________________________________________________________
 Account Number: ____________________________________________________________


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


                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Notes being tendered hereby or confirmation of book-entry transfer of such Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the Expiration
 Date.
 Name of Firm _______________________________________________________________
 Address ____________________________________________________________________
 Area Code & Telephone No. __________________________________________________
 Authorized Signature _______________________________________________________
 Name _______________________________________________________________________
                            (Please Type or Print)
 Title ______________________________________________________________________
 Date _______________________________________________________________________


 NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS FORM.
       CERTIFICATES REPRESENTING NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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